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                                                                   EXHIBIT 10(k)



                              CONSULTING AGREEMENT

                                (Mark McMillan)

         This CONSULTING AGREEMENT ("Agreement"), dated as of October 15, 1996, is made and entered into by and between ERGOBILT, INC., a Texas corporation ("Company"), and Mark McMillan, an individual ("Consultant").

                              W I T N E S S E T H:

         WHEREAS, Company owns all the issued and outstanding stock of EB Subsidiary, Inc., which has acquired by merger the assets of BodyBilt Seating, Inc. ("BBSI"). BBSI was engaged in the manufacturing, marketing and selling of ergonomically-correct chairs. Company intends to continue the operation and management of the business of BBSI through its subsidiary and to change the subsidiary's name name to "BodyBilt Seating, Inc.;" and

         WHEREAS, Consultant was an officer, director, shareholder and key employee of BBSI, and Consultant has represented to Company that he has substantial experience, skills and expertise in managing and operating BBSI and is willing to consult with Company, on the terms and conditions set forth in this Agreement, to assist in the continued operation and management of the assets of BBSI.

         NOW, THEREFORE, the parties, for and in consideration of the mutual promises herein contained, agree as follows:

                                   ARTICLE I

                              Consulting Services

         1.1 General Scope of Consulting Services. Commencing on the date of closing of Company's initial public offering (the "Effective Date"), Company shall employ Consultant as a consultant of Company. Consultant's services shall be rendered on the terms and subject to the conditions of this Agreement. Consultant shall perform such principal duties and responsibilities consistent with his professional experience as reasonably required of him by Company from time to time. Consultant hereby agrees to render such services in a faithful and competent manner. Consultant shall make himself available up to five hours per business day as determined by Company and Consultant jointly. Consultant shall serve as a senior advisor to the Board of Directors of Company and its subsidiary on a variety of matters, including but without limitation the following: transition management issues, operations, financial issues including budgeting, strategic financial planning, and tax planning and shall work with the Chief Financial Officer of Company on general financial matters, and general strategic planning and advice. Consultant shall attend meetings of the Board of Directors of Company and shall report on such matters deemed by
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Consultant to be relevant to the management and operation of Company and/or as to matters requested by the Board.

         1.2 Independent Contractor. It is expressly understood by the parties that Consultant is acting as an independent contractor and is not subject to Company's control nor is authorized to act as Company's agent or legal representative. This Agreement shall not act or be construed to create an employer-employee relationship, partnership, joint venture or any other agency relationship between the parties. Consultant shall have no authority or power to make any commitments of any nature whatsoever for the account of or on behalf of Company. Consultant shall have the right to employ such personnel as Consultant deems necessary to render services hereunder; however, such personnel shall be at Consultant's sole cost, risk and responsibility.

         1.3 Liability Insurance. After the Closing under the Merger Agreement, Company shall take out and maintain, if commercially reasonable, directors and officers liability insurance for the benefit of Consultant in such amounts deemed necessary and/or appropriate by Company's Board. In the event such insurance is not obtained, then Company shall indemnify Consultant as provided in the Bylaws of Comopany to the fullest extent permitted under applicable law.

                                   ARTICLE II

                                      Term

         This Agreement shall be for an initial term ("Term") of two (2) years commencing on the Effective Date.

                            ARTICLE IIICompensation

         3.1 Consulting Fee. As compensation for all duties and services to be rendered by Consultant hereunder to Company, Company shall pay to Consultant a "Consulting Fee" on an hourly basis at the rate of One Hundred Fifty Dollars ($150) per hour. Such fee shall be due and payable no less than ten (10) days from Company's receipt of a written statement for services rendered. Consultant shall be responsible for all social security, income tax withholding, unemployment insurance, and such other amounts Company would otherwise be required to deduct and withhold from amounts payable to employees. Each payment shall constitute a waiver of claims by Company for the services rendered.

         3.2 Expenses. During the term of this Agreement, Consultant shall be entitled to incur reasonable business expenses ("Business Expenses") in performing his services hereunder, including transportation, entertainment, travel, professional dues, professional periodicals, and business promotion. All Business Expenses shall be reimbursed by Company in accordance with Company's policies as adopted from time to time upon presentation of receipts or other documentation establishing the nature of the expense, the time-date-place incurred, and the business reason for such Business Expense.





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         3.3     Performance Incentive Plan.  It is the intent of the parties that Company adopt as soon as reasonably possible such bonus and/or incentive plans, stock option plans and such other plans adopted by Company from time to time to provide incentive or additional compensation to its senior executives ("Senior Management Incentive Plans"). Such Senior Management Incentive Plans shall be adopted on such terms and conditions deemed to be in the best interests of Company and may provide for awards in the form of cash, equity or other benefits. Consultant shall be eligible to become a named participant to such Senior Management Incentive Plans. It is the further intention of the parties that said Senior Management Incentive Plan provide for awards to participants based on the achievement of various specified metrics and milestones established in the business plans for the business adopted and approved by Company's Board on behalf of Company, as amended from time to time, and based further on the overall profitability of the business, the participants' performances, the general financial condition of Company, and other such factors as Company's Board may deem relevant. Such Senior Management Incentive Plan shall be adopted on such terms and conditions deemed to be in the best interests of Company and may provide for awards in the form of cash, equity or other benefits.

         3.4 Payment of Compensation and Other Benefits on Death or Disability. In the event of the termination of this Agreement by reason of Consultant's death or disability, Consultant (or his estate) shall be entitled to payment of amounts due under this Agreement as follows:

                          (i) Incentive Plan and Bonus Compensation. Any amounts awarded to Consultant but unpaid under any Senior Management Incentive Plan or as bonus compensation under Paragraph 3.3 of this Agreement shall be paid by Company to Consultant (or his estate) within twelve (12) full calendar months of the applicable termination date of this Agreement or as otherwise specified in such Senior Management Incentive Plan or award of bonus compensation.

                          (ii) Employee Benefit Plans. Consultant (or his estate) shall be entitled to receive all other benefits provided to employees of Company as set forth in any employee benefit plans in effect as of the applicable termination date of this Agreement in which Consultant was a qualified participant.

         3.5 Vehicle. Company shall provide to Consultant during the Term of this Agreement a Suburban or other acceptable vehicle and shall reimburse Consultant for all related expenses.

         3.6 Other Benefits. Consultant shall be eligible to participate in all Company bonus/incentive programs and stock option plans and to receive benefits under all other Company employee benefits plans, as and when adopted, consistent with the level of participation and benefits received by senior management.

                                   ARTICLE IV

                  Inventions, Competition and Confidentiality

         4.1 Inventions. All designs, discoveries, improvements, and inventions (collectively, "Inventions"), whether patentable or unpatentable, whether copyrightable or uncopyrightable,





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whether of a business or technical nature, made or conceived by Consultant alone or with others, during the Term of this Agreement shall be owned exclusively by Company whether or not such Inventions are along the lines of the actual or anticipated business, work, research or investigations of Company or which result from or are suggested by any work done for Company or which relate to Company's business. Consultant shall promptly disclose such Inventions to Company. In addition, Consultant shall perform all actions (without any expense to Consultant) reasonably requested by Company to establish and confirm such ownership including, but not limited to, assigning to Company, without additional compensation, the entire worldwide rights to such Inventions, signing all necessary papers, instruments and other documents and giving sworn testimony in support thereof.

         4.2 Non-Competition. Consultant covenants and agrees with Company that, except as otherwise consented to, approved or permitted in writing by Company's Board, at any time while employed as an Consultant employee of Company and for a period of three (3) years after the termination of Consultant's services hereunder, Consultant will not, directly or indirectly, whether as an officer, director, employee, independent contractor, or whether acting alone or as a member of a partnership, joint venture or as a holder or investor in any security or other financial interest of any corporation or other business entity, engage in any "Competitive Activity" as defined herein. For the purposes of this Agreement, "Competitive Activity" shall mean:

                 (a) the solicitation of any customers or potential customers of Company to purchase any products or services in direct competition with the products and services provided by Company;

                 (b) requesting any actual or prospective customer or supplier of Company to curtail or cancel their business with Company;

                 (c) except as provided by law or in any other contract or agreement of even date herewith executed and delivered pursuant hereto, the disclosure to any person, firm or corporation any details of the organization, business affairs, intellectual property or technology of Company; or

                 (d) any action designed to induce or attempt to influence any employee of Company to terminate his or her employment with Company or employ or assist anyone else in the employment of any of the employees of Company.

         The restrictions of this section shall apply only to the metropolitan areas where Company was conducting business as of the date of termination. Competitive Activity shall not include Consultant's mere ownership of securities in any publicly-traded company in which Consultant holds or controls less than five percent (5%) of the issued and outstanding securities.

The parties agree that the duration and geographic scope of the non-competition provision set forth in this Section are reasonable. In the event that any court determines that the duration or the geographic scope, or both, are unreasonable and that such provision is to that extent unenforceable,





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the parties agree that the provision shall remain in full force and effect for the greatest time period and in the greatest area that would not render it unenforceable. The parties intend that this non-competition provision shall be deemed to be a series of separate covenants, one for each and every county of each and every state of the United States of America and each and every political subdivision of each and every country outside the United States of America where this provision is intended to be effective. The parties agree that damages are an inadequate remedy for any breach of this provision and that Company shall, whether or not it is pursuing any potential remedies at law, be entitled to equitable relief in the form of preliminary and permanent injunctions without bond or other security upon any actual or threatened breach of this non-competition provision.

         4.3 Non-Disclosure. Consultant shall execute and deliver, contemporaneous with the execution and delivery of this Agreement, Company's standard form Non-Disclosure Agreement in the form attached hereto as Exhibit 4.3-A.

         4.4 Enforcement. Consultant and Company further agree and acknowledge that Company does not have an adequate remedy at law for the breach or threatened breach by Consultant of the covenants and agreements set forth in Sections 4.2, 4.3 and the Non-Disclosure Agreement executed pursuant to Section
4.3 above. Accordingly, Consultant further agrees that Company may, in addition to the other remedies which may be available to it hereunder, file suit in equity to enjoin Consultant from such breach or threatened breach.

                                   ARTICLE V

                                  Termination

         5.1 Termination by Company Upon Consultant's Death or Disability. This Agreement and Consultant's services hereunder shall terminate automatically in the event of Consultant's death or disability upon written notice to Consultant and/or his representatives. "Disability" shall mean Consultant's permanent disability to perform the duties and responsibilities required hereunder as determined by a licensed physician selected by Company's Board in consultation with Consultant's personal physicians. In the event of such termination, Consultant shall be entitled to all consulting fees and expenses through the date of termination, together with any and all stock options and other benefits to which he is otherwise entitled.

         5.2     Termination by Company for Due Cause.

                 5.2.1 "Due Cause". Company shall have the right to terminate this Agreement and Consultant's services hereunder for "Due Cause" upon written notice to Consultant, effective upon such date specified in such notice (also "Termination Date").

         "Due Cause" shall mean that Consultant has:

                          (i) committed an intentional act of fraud, embezzlement or theft in connection with his duties or in the course of his services to Company;





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                          (ii)    pled guilty or nolo contendere to, or is
         convicted of, a felony, whether or not related to his duties or in the course of his services to Company;

                          (iii) knowingly, wilfully and wrongfully disclosed "Confidential Information" of Company as defined in the Non-Disclosure Agreement executed by Consultant pursuant to Section 4.3;

                          (iv) knowingly, wilfully and wrongfully engaged in any Competitive Activity as defined in Section 4.2 above;

                          (v) engaged in misconduct or in conduct contrary to written directions of Company's Board that materially injures Company's financial or other interests;

                          (vi) knowingly, wilfully and wrongfully breached any material provision of this Agreement; and

                          (vii) knowingly, wilfully and wrongfully violated any federal, state or local governmental policies, plans or procedures governing the work place environment (e.g., EEOC, Title VII, Texas Workers Compensation Acts or Wage/Salary/Benefits policies or procedures) or any such policies, plans or procedures developed by the Company or its holding company with respect to its desire to operate a professional working environment.

                 5.2.2 Effect on Compensation. In the event of termination of Consultant's employment by Company for Due Cause, Consultant shall be entitled to receive only any unpaid amounts awarded to Consultant under a Senior Management Incentive Plan under Paragraph 3.3 and any rights and benefits Consultant may have under employee benefit plans and programs of Company generally and under any incentive plan of Comoany determined in accordance with the terms of such plans and programs. Consultant shall also be entitled to all consulting fees and expenses due through the date of termination, together with any and all stock options and other benefits to which he is otherwise entitled.

                 5.3 Consultant's Right of Termination on Company's Breach. Consultant shall have the right upon no less than sixty (60) days prior written notice to terminate this Agreement in the event of Company's breach of any material provision of this Agreement. Such notice shall state the nature and scope of such breach in detail and identify the specific relevant provisions of this Agreement allegedly breached. Company shall have thirty (30) days within which to cure such breach or, if such breach is not of such nature that it can be cured within thirty (30) days, Company has commenced reasonable and diligent efforts to cure said breach. If Company does not cure or commence to cure the specific breach within the thirty (30) day period, then, upon confirming written notice from Consultant, this Agreement shall terminate on the date specified in Consultant's original notice (also "Termination Date").

                 5.4 Breach of Agreements. Consultant acknowledges that a material part of the inducement for Company to enter into this Agreement is Consultant's covenant with respect to non-competition, non-disclosure, non-cooperation and non-solicitation set forth in Articles IV and





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V hereof.  Consultant agrees that if Consultant breaches any of those covenants, Company shall have no further obligation to pay Consultant any amounts or benefits otherwise payable hereunder (except as may otherwise be required at law) and shall be entitled to such other legal and equitable relief as a court or arbitrator shall reasonably determine unless such breach is an inadvertent breach that does not result in any material harm to Company.

                 5.5 No Negative Public Comments. Upon the expiration or earlier termination of this Agreement for any reason, Consultant agrees not to make any false, misleading or negative statement, either orally or in writing, about Company or its directors or organizations or its officers, shareholders or any affiliates of the same or to otherwise disparage them or any of them.

                                   ARTICLE VI

                                    General

                 6.1 Notice. All notices and other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when: (i) delivered personally; (ii) mailed by United States registered mail or certified mail, return receipt requested, postage prepaid, addressed as set forth below; or (iii) mailed by Federal Express, DHL, or such other nationally recognized overnight courier service, addressed as set forth below:

                 Address for Company:

                           ErgoBilt, Inc.
                           5000 Quorum
                           Suite 147, Lock Box 43
                           Dallas, Texas 75240
                           Attention:  Gerard Smith, President

                           with copies to:

                           Wolin, Fuller, Ridley & Miller LLP
                           1717 Main Street, Suite 3100
                           Dallas, Texas 75201
                           Attention:  Norman R. Miller, Esq.

                 Address for Consultant:

                           Mark McMillan
                           2506 River Forest
                           Bryan, Texas 77802

or to such other address as a party may furnish to the others in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.





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         6.2     Binding Effect.  This Agreement shall inure to the benefit of and be enforceable by the parties and their respective successors, heirs, representatives and permitted assigns.

         6.3 No Waiver; Entire Agreement. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Consultant and such officer as may be specifically designated by Company's Board for Company. No waiver by any party at any time of any breach by any other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by any party which are not expressly set forth in this Agreement.

         6.4 Headings. Section and paragraph headings are used herein for convenience of reference only and shall not affect the meaning of any provision of this Agreement.

         6.5 Assignments. This Agreement is personal to Consultant and may not be assigned by Consultant or the duties delegated without the prior written consent of Company's Board. Also, Consultant may not assign, transfer, hypothecate or dispose of any interest in compensation or payments without Company's Board's prior written consent.

         6.6 Governing Law and Venue. The laws of the State of Texas shall govern the validity, construction, enforcement and interpretation of this Agreement. Venue and jurisdiction of this Agreement shall lie in Brazos County, Texas.

         6.7 Severability. If any provision of this Agreement is held to be unenforceable, this Agreement shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law.

         6.8 Mediation/Arbitration/Legal Fees. If any dispute arises among the parties with respect to this Agreement, then the parties shall submit such dispute to mediation before a mediator in accordance with the mediation rules of Dallas County, Texas. If the parties are unable to resolve the dispute through mediation, they shall then submit the dispute to binding arbitration pursuant to the rules and regulations of the American Arbitration Association (the "AAA"). The parties agree that if arbitration becomes necessary, they will utilize and comply with all available rules of the AAA for expediting such arbitration. The site of the arbitration will be the City of Dallas, Dallas County, Texas, and will commence as soon as possible but in no event later than thirty (30) days after a party files for arbitration. In the event of any action to enforce or interpret this Agreement, the prevailing party therein shall be entitled to recover all reasonable costs and expenses incurred, including reasonable attorneys' fees.





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         IN WITNESS HEREOF, the parties have duly executed this Agreement as of the date first above written.



                                                   COMPANY:

                                                   ERGOBILT, INC.

                                                   By:/s/ GERARD SMITH
                                                      -------------------------
                                                      Gerard Smith
                                                      Its:  President


                                                   CONSULTANT:

                                                   /s/ MARK MCMILLAN
                                                   ----------------------------
                                                   MARK MCMILLAN



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                               ERGOBILT COMPANIES

                       STANDARD NON-DISCLOSURE AGREEMENT


         This Non-Disclosure Agreement (the "Agreement") is executed as of October 15, 1996, by and between ErgoBilt, Inc., a Texas corporation ("Company"), and/or BodyBilt Seating, Inc., a Texas corporation ("Subsidiary"), and the undersigned (the "Undersigned") with respect to the following facts.

         A. Company and Subsidiary (collectively, the "ErgoBilt Companies") are engaged in the business of designing, manufacturing, marketing, and selling ergonomically correct chairs.

         B. The ErgoBilt Companies may from time to time disclose to the Undersigned certain confidential proprietary information that has been developed by the ErgoBilt Companies and/or their affiliates. Confidential Information may also be disclosed to the Undersigned inadvertently or unlawfully by third parties. Such confidential information represents a unique valuable asset of the ErgoBilt Companies.

         Now, therefore, in consideration of the premises and mutual covenants contained herein, and for such other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                 (i) Confidential Information. For purposes of this Agreement, the term "Confidential Information" shall mean trade secrets, product and other research and development activities, inventions, and any other knowledge, data or information that the ErgoBilt Companies treat as proprietary, whether or not such Confidential Information is patentable or copyrightable, however it is embodied and irrespective of whether it is labeled as "proprietary" or "confidential" and whether or not it was developed by the Undersigned. By way of illustration but not limitation, Confidential Information includes (a) know-how, ideas, improvements, discoveries, developments, processes, existing and future product design and performance specifications, techniques, formulas, algorithms, product architectures, source and object codes, data, data compilations and other works of authorship; and (b) information regarding the ErgoBilt Companies' marketing, sales, research and development and new product plans, ErgoBilt Companies' business plans, budgets, and unpublished financial statements, ErgoBilt Companies' licenses, suppliers and customers, and information regarding the skills and compensation of ErgoBilt Companies' officers and employees.

                 (ii) Non-Disclosure. The Undersigned recognizes that the Undersigned shall have no right whatsoever to use, exploit, or disclose the Confidential Information for any other purpose, or to disclose it to any other employee of the ErgoBilt Companies other than on a "need to know" basis, to disclose it to any third party without the written consent of the ErgoBilt Companies, which consent may be withheld in the ErgoBilt Companies'





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         sole discretion and which consent, when given, may require the third party to execute a Non-Disclosure Agreement in a form satisfactory to the ErgoBilt Companies.

                 (iii) Protection Policies and Procedures. The Undersigned shall strictly comply with any and all policies and procedures adopted by the ErgoBilt Companies so as to protect the Confidential Information. Such policies and procedures may include, without limitation: marking all written materials "Confidential Information of (Name of Specific ErgoBilt Company)" and/or with such other legends necessary or appropriate to identify the materials as the ErgoBilt Companies' Confidential Information; limiting access to and/or dissemination of the Confidential Information to those persons who have a "need to know" the Confidential Information to enable such persons to perform their duties consistent with the purposes for which such Confidential Information was disclosed; limiting and otherwise controlling copies or other forms of reproduction of the Confidential Information; and maintaining the Confidential Information in a secure place or places so as to preclude unauthorized access thereto. If the Undersigned is in doubt as to whether certain information constitutes Confidential Information, the Undersigned should assume such information is Confidential Information subject to protection under this Agreement and treat such information accordingly.

                 (iv) Grounds of Dismissal. The Undersigned acknowledges and agrees that the Undersigned's breach of his or her obligations under the terms of this Agreement shall constitute grounds for dismissal for cause.

                 (v) Non-Competition. The Undersigned expressly agrees that the Undersigned will not use any of the Confidential Information to compete, in any way, with the ErgoBilt Companies without the prior written consent of the ErgoBilt Companies, which consent may be withheld in their sole and absolute discretion.

                 (vi) Injunctive Relief. The Undersigned understands and agrees that the ErgoBilt Companies have a substantial ongoing investment in the development of the Confidential Information, and the ErgoBilt Companies would be irreparably injured if this Agreement were to be breached. Should the ErgoBilt Companies bring suit for breach of this Agreement or for unauthorized use or disclosure of any Confidential Information, the Undersigned consents to jurisdiction and venue in any federal or state court in Texas, in Dallas County, and agrees that preliminary and permanent injunctive relief would be an appropriate, though not exclusive, remedy and agrees not to oppose any request for expedited discovery in such an action.

                 (vii) Return of Written Materials. Immediately upon the Undersigned's voluntary or involuntary termination of employment with the ErgoBilt Companies for any reason, with or without cause, or at any time promptly upon the written request of the ErgoBilt Companies, the Undersigned shall return to the ErgoBilt Companies the original and all copies of the Confidential Information, and all notes, diagrams, papers, documents and other materials irrespective of form, concerning or relating to such Confidential Information in the possession or control of the Undersigned.





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                 (viii)   No Assignment, Binding Effect.  The Undersigned may
not assign this Agreement or the Undersigned's obligations hereunder. This Agreement shall be binding on the Undersigned and his or her heirs, beneficiaries, representatives, successors and assigns. This Agreement will inure to the benefit of the ErgoBilt Companies and their respective successors and assigns.

                 (ix) Governing Law. This Agreement shall be governed and interpreted by the laws of the State of Texas. Jurisdiction and venue shall lie in Brazos County, Texas.

                 (x) Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the ErgoBilt Companies shall be entitled to reasonable attorney's fees, costs, and necessary disbursements in addition to any other relief to which they may be entitled.

                 (xi) Modifications. All additions or modifications to this Agreement must be made in writing and must be signed by the Undersigned and the ErgoBilt Companies.

                 (xii) Survival of Certain Covenants. Employee's obligations hereunder and his or her acknowledgments and agreements contained in paragraphs (ii), (v), and (vii) hereof shall survive the termination of this Agreement.

         This Agreement shall be deemed executed and effective as of the date first set forth above.






                                             ErgoBilt, Inc.
                                             A Texas Corporation
/s/ MARK MCMILLAN
------------------------------
   Signature                                 By:  /s/ GERARD SMITH
                                                  -----------------------------
                                             Printed Name: Gerard Smith
                                                           --------------------
                                             Its: President & CEO
                                                  -----------------------------


                                             BodyBilt Seating, Inc.,
                                             A Texas Corporation
                                             (formerly, EB Subsidiary, Inc.)


                                             By:  /s/ GERARD SMITH
                                                  -----------------------------
                                             Printed Name: Gerard Smith
                                                           --------------------
                                             Its:  President & CEO
                                                  -----------------------------





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